SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

SEARS, ROEBUCK AND CO.
(Name of Registrant as Specified in Its charter)

________________________________________________
(Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1. Title of each class of securities to which transaction applies:
  ___________________________________________________________

2. Aggregate number of securities to which transaction applies:
  ___________________________________________________________

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
  ___________________________________________________________

4. Proposed maximum aggregate value of transaction:
  ___________________________________________________________

5. Total fee paid:
  ___________________________________________________________

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount previously paid:
  ___________________________________________________________

2. Form, Schedule or Registration Statement No.:
  ___________________________________________________________

3. Filing Party:
___________________________________________________________

4. Date Filed:
___________________________________________________________

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TELEPHONE PROXY VOTING SERVICE DIALOGUE
Dialogue Number	Type of Dialogue	Dialogue
1	Greeting 1	Hello. Thank you for calling the Telephone Proxy Voting Service.

Go to dialogue # 2.

2	Greeting 2	Press one if you are calling from a touch-tone phone and have your Proxy form in front of you.

Enter '1'

Go to dialogue # 3.

Enter invalid response. "Please call back when you have your Proxy Form. Thank you for calling the Telephone Proxy Voting Service. This concludes your transaction."

Disconnect.

When an invalid response of more than 1 digit is entered, the caller is disconnected without a message.

Enter nothing. "Please call back when you have your Proxy Form. Thank you for calling the Telephone Proxy Voting Service. This concludes your transaction."

Disconnect.

3	Let's Begin	Let's begin.

Go to dialogue # 4.

4	Enter CN	Please enter the twelve digit Control Number located on the left side of the Proxy Form above the directors.

Enter 12 valid Control Number digits during or after dialogue #s 3 & 4.

Go to dialogue # 5.

Enter 12 invalid Control Number digits during or after dialogue #s 3 & 4. "Sorry, your Control Number is invalid."

Go to dialogue # 4.

- A third invalid attempt triggers the 'Sorry Problems' message and disconnects -.

Enter 1 to 11 invalid digits/characters during or after dialogue #s 3 & 4. "Sorry, your input was invalid."

Go to dialogue # 4.

- A third invalid attempt triggers the 'Sorry Problems' message and disconnects -.

Enter nothing. "I have not received your response." OR "Sorry, your input was invalid."

Go to dialogue # 4.

- A third no response triggers the 'Sorry Problems' message and disconnects -.

5	Thank You	Thank You.
When vote is in advance of the meeting date. . .

Go to dialogue # 6.

OR
When vote is on the day of or passed the meeting date . . .
"Your vote cannot be accepted. It is the date of the meeting or the vote is late."

Go to dialogue # 4.

Dialogue Number	Type of Dialogue	Dialogue

6	Accept Default	If you elect to vote as the Board of Directors recommends, press one. If you elect to vote on directors and proposals individually, press two.

Enter '1'.

Go to dialogue # 24.

Enter '2'.

Go to dialogue # 7.

Enter nothing or an invalid response. "I have not received your response." OR "Sorry, your input was invalid."

Go to dialogue # 6.

- A third no response or invalid response triggers the 'Sorry Problems' message and disconnects -.

Dialogues numbered 7 through 15 and 19 are only reached when caller elects to vote on directors and proposals individually.
7	Nominee Vote	If you wish to vote for all nominees, press one. To withhold all nominees, press two. To withhold specific nominees, press three.

Enter '1'.

Go to dialogue # 8.

Enter '2'.

Go to dialogue # 9.

Enter '3'.

Go to dialogue # 10.

Enter nothing or an invalid response. "I have not received your response." OR "Sorry, your input was invalid."

Go to dialogue # 7.

- A third no response or invalid response triggers the 'Sorry Problems' message and disconnects-.

8	For All Nominees	You have voted for all nominees. If this is correct, press one. If this is not correct, press two.

Enter '1'.

Go to dialogue # 16.

Enter '2'.

Go to dialogue # 7.

Enter nothing or an invalid response. "I have not received your response." OR "Sorry, your input was invalid."

Go to dialogue # 8.

- A third no response or invalid response triggers the 'Sorry Problems' message and disconnects-.

9	Withhold All Nominees	You have voted to withhold all nominees. If this is correct, press one. If this is not correct, press two.

Enter '1'.

Go to dialogue # 16.

Enter '2'.

Go to dialogue # 7.

Enter nothing or an invalid response. "I have not received your response." OR "Sorry, your input was invalid."

Dialogue Number	Type of Dialogue	Dialogue

Go to dialogue # 9.

- A third no response or invalid response triggers the 'Sorry Problem' message and disconnects-.

10	Specific Nominee	You have chosen to withhold Specific Nominees.

Go to dialogue # 11.

11	Enter Nominee	Enter the two digit number that is in front of the name of the nominee you wish to withhold. If you are finished enter zero zero.

Enter valid two digit number between 1 and 10.

Go to dialogue # 12.

Enter valid two digit number between 1 and 10 that was previously entered - therefore a duplicate nominee number.

Go to dialogue # 13.

Enter '00'.

Go to dialogue # 16.

Enter invalid digit(s).

Go to dialogue # 14.

Enter nothing.

Go to dialogue # 16.

12	Verify Nominee	You have entered Nominee Number . . . If this is correct, press one. If this is not correct, press two.

Enter '1'.

Go to dialogue # 15.

Enter '2'.

Go to dialogue # 15.

Enter nothing or an invalid response. "I have not received your response." OR "Sorry, your input was invalid."

Go to dialogue # 12. - (Only "if ... correct, press one - if ... not correct, press two" is repeated.

- A third no response or invalid response triggers 'Sorry Problems' message and disconnects-.

13	Dup Nominee	You have already selected Nominee Number . . .

Go to dialogue # 15.

14	Invalid Nominee	Your entry was invalid. The Nominee Number must be between one and ten.

Go to dialogue # 15.

15	Another Nominee	If you wish to withhold another nominee, enter the two digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter zero zero.

Enter valid two digit number between 1 and 10 to withhold another nominee.

Go to dialogue # 12.

Enter valid two digit number between 1 and 10 that was previously entered - therefore a duplicate nominee number.

Go to dialogue # 13.

Enter '00'.

Go to dialogue # 16.

Enter invalid nominee number.

Go to dialogue # 14.

Enter nothing.

Go to dialogue # 16.

16	Proposal Voting	Proxy Voting continues with Proposal Voting.

Go to dialogue # 17.

Dialogue Number	Type of Dialogue	Dialogue

17	Proposal Name	We are ready to accept your vote for Proposal . . .

Go to dialogue # 18

18	Proposal Vote	If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

Enter '1', '2', '3', etc. to vote on a specific proposal.

Go to dialogue # 17. to vote on another proposal.

Go to dialogue # 34 to indicate response to data collection

Go to dialogue # 19. after all proposals are voted.

Enter nothing or invalid response. "I have not received your response. " OR "Sorry, your input was invalid."

Go to dialogue # 17.

- A third no response or invalid response triggers 'Sorry Problems' message and disconnects-.

19	Nominee Vote Confirmation	When there are no nominees . . .

Go to dialogue # 20.

When there are nominees . . . You have voted for all Nominees. OR You have voted to withhold all Nominees. OR You have voted to withhold Nominee . . .

Go to dialogue # 20.

20	For Proposal	You have voted for Proposal . . .
21	Against Proposal	You have voted against Proposal . . .
22	Abstain Proposal	You have voted to abstain from Proposal . . .

Dialogues 20, 21 and 22 are repeated until all proposal votes are verified.

Dialogues 51 - 52 are repeated until all data collection indications are verified.

Go to dialogue # 23.

23	Confirm Votes	If this is correct, press one. If this is not correct, press two. If you would like your vote repeated to you, press three.

Enter '1'. "A vote has been recorded for Control Number . . . . . . . . . " .

Go to dialogue # 26.

Enter '2'.

Go to dialogue # 6.

- A third entry of this response triggers the too 'Too Many Incorrect' message, followed by the 'Sorry Problems' message and disconnects-.

Enter '3'.

Go to dialogue # 19.

Enter nothing or invalid response. "I have not received your response." OR "Sorry, your input was invalid."

Go to dialogue # 19, 20 , 21, 22, 51 - 52.

- A third no response or invalid response triggers 'Sorry Problems' message and disconnects-.

24	Vote Recommended	You have elected to vote as the Board of Directors has recommended.

Go to dialogue # 25.

Dialogue Number	Type of Dialogue	Dialogue

25	Board Recommends

Recommended elections include a vote to approve all proposed nominees, a vote for proposal zero two and a vote against proposals zero three, zero four and zero five. If this is correct, press one. If this is not correct, press two. If you would like your vote repeated to you, press three,

Enter '1' "A vote has been recorded for Control Number . . . . . . . . . ".

Go to dialogue # 26.

Enter '2'.

Go to dialogue # 6.

- A third entry of this response triggers the 'Too Many Incorrect' message, followed by the 'Sorry Problems' message and disconnects-.

Enter '3'.

Go to dialogue # 24.

Enter nothing or an invalid response. "I have not received your response." OR "Sorry, your input was invalid. "

Go to dialogue # 24.

- A third no response or invalid response triggers 'Sorry Problems' message and disconnects-.

26	Conclude Business	If this concludes your business, press one. If you would like to vote for another Proxy Election, press two.

Enter '1'.

Go to dialogue # 27.

Enter '2'.

Go to dialogue # 27.

Enter nothing or invalid response. "I have not received your response." OR "Sorry, your input was invalid."

Go to dialogue # 26.

- A third no response or invalid response triggers 'Sorry Problems' message and disconnects-.

27	Record Votes	All of your votes have been recorded by the Telephone Proxy Voting Service. Do not mail in your proxy card. Keep it as a record of your vote.

Go to dialogue # 4 - if voting for another Proxy Election based on voter's response to dialogue # 26.

Go to dialogue # 28 - if not voting for another Proxy Election based on voter's response to dialogue #26.

28	Thank You	Thank you for calling the Telephone Proxy Voting Service. This concludes your transaction.

Disconnect.

Dialogue Number	Type of Dialogue	Dialogue
34	Meeting Attendance	If you plan to attend this meeting, please press 1 for YES or 2 for NO
51	Confirm Meeting Attendance 1	You have indicated you will attend this meeting
52	Confirm Meeting Attendance 2	You have indicated you will not attend this meeting.

STANDARD DIALOGUES REPEATED UNDER VARIOUS CONDITIONS

The dialogues below are spoken under various circumstances. Generally, the "Sorry Problems" dialogue is repeated on the third attempt to get valid information.

Type of Instruction	Dialogue

Sorry Problems	We are sorry you are experiencing problems entering your vote. Please call later and try again.

NOTE

The "Sorry Problems" dialogue is generally repeated after any combination of three invalid responses or non response to a set of dialogues. This is followed by a disconnection.

Too Many Incorrects	You have made too many incorrect entries. Please call back when you have the correct information.

NOTE

The "Too Many Incorrects" dialogue is generally repeated when there are several changes and inconsistencies responding to a set of dialogues. This is followed by the "Sorry Problems" dialogue and a disconnection.

Invalid Input	Sorry, your input was invalid.

Pause .5	[ 500 ms of silence ] (Amount of pause time permitted between caller's vote and continuation of telephone dialogue.)

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E-mail Notification

PROXYVOTE.COM

You previously elected to receive Sears shareholder communications and submit voting instructions via the Internet. This e-mail notification provides information you will need to view the material described below online, vote your shares and print a copy of the materials.

Please read the instructions carefully.

This is a NOTIFICATION of the:

2003 SEARS, ROEBUCK AND CO. ANNUAL MEETING OF SHAREHOLDERS

Meeting Date: May 8, 2003

For Holders as of: March 10, 2003

CUSIP NUMBER: 812387108

ACCOUNT NUMBER:

CONTROL NUMBER:

ADMISSION TICKET

This e-mail notification also serves as your admission ticket to the

2003 Annual Meeting of Shareholders. You should present this notification in order to gain admittance to the meeting. This notification admits only the addressee(s) of this e-mail and is not transferable.

You can view the Sears 2002 Annual Report to Shareholders and the notice and proxy material relating to the annual meeting at the following

Internet sites:

ANNUAL REPORT

http://ww3.ics.adp.com/streetlink/s

PROXY MATERIAL

http://ww3.ics.adp.com/streetlink/s

To view these documents, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the following URL:

http://www.adobe.com/products/acrobat/readstep2.html

You can enter your voting instructions and view the annual report and proxy material at the following Internet site:

http://www.proxyvote.com/0012345678901

For our secure site:

https://www.proxyvote.com/0012345678901

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and your four digit PIN, which is the last four digits of your social security number. If you do not know your PIN, please follow the instructions below. Internet voting is accepted up to 11:59 p.m. (ET) the day before the meeting date.

If you would like to cancel your enrollment, or change your e-mail address or PIN,

please go to http://www.InvestorDelivery.com. You will need the enrollment number below,

and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com

Your InvestorDelivery Enrollment Number is:

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.

Please do not send any e-mails to ID@ProxyVote.com. If you have any comments or questions about ProxyVote.com, if you require assistance in order to access the annual report or proxy material or if you would like to request a paper copy of a document, PLEASE REPLY TO THIS E-MAIL.

(Include the original text and Subject line of this message for identification purposes.)

Thank you for participating in the Sears Paperless Annual Meeting Program.

Remember, your vote counts!

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E-Fail Notification

Dear Investor:

This notification is being sent to you because you previously enrolled for electronic delivery of certain shareowner material and a recent attempt to notify you of the availability of said material has failed.  As a result, your enrollment in this service has been suspended.
This is a notification of the ANNUAL MEETING:

MEETING DATE:
FOR HOLDERS AS OF:
CUSIP NUMBER:

You can view the shareowner material at the following internet site(s):

You can enter your voting instructions at the following Internet site with the control number state below:

http://www.proxyvote.com

The following is the information we have on file:

ACCOUNT NUMBER:
E-MAIL ADDRESS:
CONTROL NUMBER:

Until your enrollment is reactivated, you will receive hard copy mailings of all shareholder materials for this account.  To reactivate your enrollment, please visit:

If the documents above are in a PDF format you will need Adobe Acrobat Reader.  To download a free copy go to:

http://www.adobe.com/products/acrobat/readstep2.html

If you have any questions regarding your investment, please contact the individual responsible for your account.